Vanguard U.S. Growth Fund

Supplement to the Prospectus Dated December 28, 2009

Important Changes to Vanguard U.S. Growth Fund

Restructuring of Investment Advisory Team

The board of trustees of Vanguard U.S. Growth Fund has restructured the Fund’s investment advisory team, removing AllianceBernstein L.P. (AllianceBernstein) as an investment advisor and reallocating the assets managed by AllianceBernstein equally between two new advisors to the Fund, Wellington Management Company, LLP (Wellington Management), and Delaware Management Company (d.b.a. Delaware Investments). William Blair & Company, L.L.C. (William Blair & Company), remains as an advisor to the Fund.

In addition, effective immediately, James Golan and Tracy McCormick have each assumed the role of Portfolio Manager for the William Blair & Company portion of the U.S. Growth Fund. Mr. Golan and Ms. McCormick will initially co-manage the William Blair & Company portion of the Fund along with John F. Jostrand. It is expected that, as of December 31, 2010, Mr. Jostrand will no longer manage assets for the William Blair & Company portion of the U.S. Growth Fund.

William Blair & Company, Delaware Investments, and Wellington Management each independently select and maintain a portfolio of common stocks for the Fund. In addition, as with other Vanguard funds that utilize a multimanager structure, The Vanguard Group, Inc. (Vanguard), will continue to invest a small percentage of the Fund’s assets in stock index futures and/or shares of exchange-traded funds to facilitate cash flows to and from the Fund’s advisors. The Fund’s board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

Investment Objective and Fees and Expenses

The Fund’s investment objective will not change. The restructuring of the Fund’s investment advisory team is expected to result in an increase in the estimated expense ratio for each share class of the Fund for the current fiscal year, to 0.53% from 0.49% for Investor Shares and to 0.34% from 0.30% for Admiral™ Shares, based on the net assets for each share class. Despite the increase, the estimated expense ratios remain at a substantial discount to the average expense ratio for large-cap growth funds, which was 1.37% in 2009 (derived from data provided by Lipper Inc.).

Prospectus Text Changes

The prospectus is revised as follows:

In the Fund Summary section, “Fees and Expenses” is restated as follows:

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee
(for fund account balances below $10,000)	$20/year	None
Annual Fund Operating Expenses[1]
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Expenses	0.49%	0.31%
12b-1 Distribution Fee	None	None
Other Expenses	0.04%	0.03%
Total Annual Fund Operating Expenses	0.53%	0.34%
1 The expenses shown are based on estimated amounts for the current fiscal year.

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain as stated. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$54	$170	$296	$665
Admiral Shares	35	109	191	431

In the Fund Summary section, “Investment Advisors” is restated as follows:

Investment Advisors

Delaware Management Company (d.b.a. Delaware Investments)

Wellington Management Company, LLP

William Blair & Company, L.L.C.

Portfolio Managers

Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments. He has co-managed a portion of the Fund since October 2010.

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, and Equity Analyst at Delaware Investments. He has co-managed a portion of the Fund since October 2010.

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments. He has co-managed a portion of the Fund since October 2010.

Jeffrey S. Van Harte, CFA, Senior Vice President, Chief Investment Officer—Focus Growth Equity at Delaware Investments. He has co-managed a portion of the Fund since October 2010.

Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has managed a portion of the Fund since

October 2010.

James Golan, CFA, Principal and Portfolio Manager of William Blair & Company. He has co-managed a portion of the Fund since 2010.

John F. Jostrand, CFA, Principal and Portfolio Manager of William Blair & Company. He has managed a portion of the Fund since 2004 (co-managed since 2010).

Tracy McCormick, CFA, Principal and Portfolio Manager of William Blair & Company. She has co-managed a portion of the Fund since 2010.

In the More on the Fund section, under “Security Selection,” the description of the advisors is replaced with the following:

The Fund uses multiple investment advisors. Each advisor independently selects and maintains a portfolio of common stocks for the Fund.

Each advisor employs active investment management methods, which means that securities are bought and sold according to the advisor’s evaluations of companies and their financial prospects, the prices of the securities, and the stock market and the economy in general. Each advisor will sell a security when it is no longer as attractive as an alternative investment.

Although each advisor uses a different process to select securities, under normal circumstances, the Fund will invest at least 80% of its assets in securities issued by U.S. companies.

Delaware Investments invests primarily in common stocks of large-capitalization, growth-oriented companies that it believes have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. The advisor uses a bottom-up approach, seeking companies that have large-end market potential, dominant business models, and strong free cash flow generation that is attractively priced compared to the intrinsic value of the securities. Delaware Investments tends to hold a relatively focused portfolio with a limited number of stocks.

Wellington Management Company, LLP (Wellington Management), employs a traditional, bottom-up fundamental research approach to identify securities that possess sustainable growth at attractive valuations. Wellington Management identifies companies that have demonstrated above-average growth in the past, then conducts a thorough review of each company’s business model. The goal of this review is to identify companies that can sustain above-average growth due to their superior business models as represented by high returns on capital, strong management, and quality balance sheets. A disciplined valuation analysis follows to determine which securities are attractively priced.

In managing its portion of the Fund’s assets, William Blair & Company, L.L.C. (William Blair & Company), uses an investment process that relies on thorough, in-depth fundamental analysis. William Blair & Company invests in companies that it believes are high-quality and have sustainable, above-average growth. In selecting stocks, the advisor considers some or all of the following company criteria: leadership position within the markets served, quality of the products or services provided, marketing capability, return on equity, accounting policies/ financial transparency, and quality/depth of the management team.

The Vanguard Group, Inc. (Vanguard), manages a small portion of the Fund’s assets to facilitate cash flows to and from the Fund’s advisors. Vanguard typically invests its portion of the Fund’s assets in stock index futures and/or shares of exchange-traded funds. For more details, see “Other Investment Policies and Risks.”

In the Investment Advisors section, reference to AllianceBernstein is removed and the following is added or amended:

• Delaware Investments, 2005 Market Street, Philadelphia, PA 19103, is an investment management firm and a series of Delaware Management Business Trust, which is a subsudiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group, Ltd. (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, and investment services. As of June 30, 2010, Delaware Investments managed approximately $135 billion in assets.

• Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership and an investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2010, Wellington Management had investment management authority with respect to approximately $544 billion in assets.

The Fund pays each of its investment advisors a base fee plus or minus a performance adjustment. Each base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The base fee has breakpoints, which means that the percentage declines as assets go up. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Fund relative to that of the Russell 1000 Growth Index over a trailing 36-month period (a 60-month period in the case of William Blair & Company). When the performance adjustment is positive, the Fund’s expenses increase; when it is negative, expenses decrease. Please note that over time, an advisor’s relative performance may result in changes in the performance-based fees paid by the Fund, which in turn would result in increases or decreases in the expenses borne by Fund shareholders.

Also in the Investment Advisors section, reference to the Portfolio Managers for AllianceBernstein is removed and the following is added to the list of managers primarily responsible for the day-to-day management of the Fund:

Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments. He has worked in investment management since 1988; has managed investment portfolios since joining Delaware Investments in 2005; and has co-managed a portion of the Fund since October 2010. Education: B.S., University of Delaware.

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, and Equity Analyst at Delaware Investments. He has worked in investment management since 1994; has managed investment portfolios since 2004; has been with Delaware Investments since 2005; and has co-managed a portion of the Fund since October 2010. Education: B.S., Carnegie Mellon University.

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments. He has worked in investment management since 1994; has managed investment portfolios since 1996; has been with Delaware Investments since 2005; and has co-managed a portion of the Fund since October 2010. Education: B.S. and M.B.A., University of California at Berkeley.

Jeffrey S. Van Harte, CFA, Senior Vice President, Chief Investment Officer—Focus Growth Equity at Delaware Investments. He has worked in investment management since 1980; has managed investment portfolios since 1984; has been with Delaware Investments since 2005; and has co-managed a portion of the Fund since October 2010. Education: B.A., California State University at Fullerton.

Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has worked in investment management for Wellington Management since 1994; has managed investment portfolios since 2000; and has managed a portion of the Fund since October 2010. Education: B.A., Amherst College; M.B.A., Tuck School of Business, Dartmouth College.

James Golan, CFA, Principal and Portfolio Manager of William Blair & Company. He has worked in investment management since 1988; has been with William Blair & Company since 2000; has managed investment portfolios since 2005; and has co-managed a portion of the Fund since 2010. Education: B.A., DePauw University; M.B.A., J.L. Kellogg Graduate School of Management, Northwestern University.

John F. Jostrand, CFA, Principal and Portfolio Manager of William Blair & Company. He has worked in investment management since 1979; has been with William Blair & Company since 1993; has managed a portion of the Fund since 2004 (co-managed since 2010). Education: B.A., University of Missouri; M.B.A., University of Michigan.

Tracy McCormick, CFA, Principal and Portfolio Manager of William Blair & Company. She has worked in investment management since 1979; has managed investment portfolios since 1992; has been with William Blair & Company since 2003; and has co-managed a portion of the Fund since 2010. Education: B.A. and M.B.A., Michigan State University.

CFA® is a trademark owned by CFA Institute.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 23A 102010

Vanguard U.S. Growth Fund

Supplement to the Summary Prospectus Dated December 28, 2009

Important Changes to Vanguard U.S. Growth Fund

Restructuring of Investment Advisory Team

The board of trustees of Vanguard U.S. Growth Fund has restructured the Fund’s investment advisory team, removing AllianceBernstein L.P. (AllianceBernstein) as an investment advisor and reallocating the assets managed by AllianceBernstein equally between two new advisors to the Fund, Wellington Management Company, LLP (Wellington Management), and Delaware Management Company (d.b.a. Delaware Investments). William Blair & Company, L.L.C. (William Blair & Company), remains as an advisor to the Fund.

In addition, effective immediately, James Golan and Tracy McCormick have each assumed the role of Portfolio Manager for the William Blair & Company portion of the U.S. Growth Fund. Mr. Golan and Ms. McCormick will initially co-manage the William Blair & Company portion of the Fund along with John F. Jostrand. It is expected that, as of December 31, 2010, Mr. Jostrand will no longer manage assets for the William Blair & Company portion of the U.S. Growth Fund.

William Blair & Company, Delaware Investments, and Wellington Management each independently select and maintain a portfolio of common stocks for the Fund. In addition, as with other Vanguard funds that utilize a multimanager structure, The Vanguard Group, Inc. (Vanguard), will continue to invest a small percentage of the Fund’s assets in stock index futures and/or shares of exchange-traded funds to facilitate cash flows to and from the Fund’s advisors. The Fund’s board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

Investment Objective and Fees and Expenses

The Fund’s investment objective will not change. The restructuring of the Fund’s investment advisory team is expected to result in an increase in the estimated expense ratio for each share class of the Fund for the current fiscal year, to 0.53% from 0.49% for Investor Shares and to 0.34% from 0.30% for Admiral™ Shares, based on the net assets for each share class. Despite the increase, the estimated expense ratios remain at a substantial discount to the average expense ratio for large-cap growth funds, which was 1.37% in 2009 (derived from data provided by Lipper Inc.).

Summary Prospectus Text Changes

The Summary Prospectus is revised as follows:

The Fees and Expenses section is restated as follows:

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Investor	Admiral
	Shares	Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee
(for fund account balances below $10,000)	$20/year	None
Annual Fund Operating Expenses[1]
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor	Admiral
	Shares	Shares
Management Expenses	0.49%	0.31%
12b-1 Distribution Fee	None	None
Other Expenses	0.04%	0.03%
Total Annual Fund Operating Expenses	0.53%	0.34%
1 The expenses shown are based on estimated amounts for the current fiscal year.

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that operating expenses remain as stated. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$54	$170	$296	$665
Admiral Shares	35	109	191	431

The Investment Advisors section is restated as follows:

Investment Advisors

Delaware Management Company (d.b.a. Delaware Investments)

Wellington Management Company, LLP

William Blair & Company, L.L.C.

Portfolio Managers

Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments. He has co-managed a portion of the Fund since October 2010.

Christopher M. Ericksen, CFA, Vice President, Portfolio Manager, and Equity Analyst at Delaware Investments. He has co-managed a portion of the Fund since October 2010.

Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager, and Equity Analyst at Delaware Investments. He has co-managed a portion of the Fund since October 2010.

Jeffrey S. Van Harte, CFA, Senior Vice President, Chief Investment Officer—Focus Growth Equity at Delaware Investments. He has co-managed a portion of the Fund since October 2010.

Andrew J. Shilling, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management. He has managed a portion of the Fund since October 2010.

James Golan, CFA, Principal and Portfolio Manager of William Blair & Company. He has co-managed a portion of the Fund since 2010.

John F. Jostrand, CFA, Principal and Portfolio Manager of William Blair & Company. He has managed a portion of the Fund since 2004 (co-managed since 2010).

Tracy McCormick, CFA, Principal and Portfolio Manager of William Blair & Company. She has co-managed a portion of the Fund since 2010.

CFA® is a trademark owned by CFA Institute.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SPS 23 102010

Vanguard World Fund

Supplement to the Statement of Additional Information Dated September 30, 2010

Important Changes to Vanguard U.S. Growth Fund

Restructuring of Investment Advisory Team

The board of trustees of Vanguard U.S. Growth Fund has restructured the Fund’s investment advisory team, removing AllianceBernstein L.P. (AllianceBernstein) as an investment advisor and reallocating the assets managed by AllianceBernstein equally between two new advisors to the Fund, Wellington Management Company, LLP (Wellington Management), and Delaware Management Company (d.b.a. Delaware Investments). William Blair & Company, L.L.C. (William Blair & Company), remains as an advisor to the Fund.

In addition, effective immediately, James Golan and Tracy McCormick have each assumed the role of Portfolio Manager for the William Blair & Company portion of the U.S. Growth Fund. Mr. Golan and Ms. McCormick will initially co-manage the William Blair & Company portion of the Fund along with John F. Jostrand. It is expected that, as of December 31, 2010, Mr. Jostrand will no longer manage assets for the William Blair & Company portion of the U.S. Growth Fund.

William Blair & Company, Delaware Investments, and Wellington Management each independently select and maintain a portfolio of common stocks for the Fund. In addition, as with other Vanguard funds that utilize a multimanager structure, The Vanguard Group, Inc. (Vanguard), will continue to invest a small percentage of the Fund’s assets in stock index futures and/or shares of exchange-traded funds to facilitate cash flows to and from the Fund’s advisors. The Fund’s board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.

Investment Objective and Fees and Expenses

The Fund’s investment objective will not change. The restructuring of the Fund’s investment advisory team is expected to result in an increase in the estimated expense ratio for each share class of the Fund for the current fiscal year, to 0.53% from 0.49% for Investor Shares and to 0.34% from 0.30% for Admiral Shares, based on the net assets for each share class. Despite the increase, the estimated expense ratios remain at a substantial discount to the average expense ratio for large-cap growth funds, which was 1.37%(derived from data provided by Lipper Inc.).

Statement of Additional Information Text Changes

The Statement of Additional Information is revised as follows:

In the Investment Advisory Services section, the introductory section on page B-47 is amended as follows:

The Trust currently uses seven investment advisors:

•Baillie Gifford Overseas Ltd. provides investment advisory services for a portion of assets in the International Growth Fund.

•Delaware Management Company (d.b.a. Delaware Investments) provides investment advisory services for a portion of assets in the U.S. Growth Fund.

•M&G Investment Management Limited provides investment advisory services for a portion of assets in the International Growth Fund.

•Schroder Investment Management North America Inc. provides investment advisory services for a portion of assets in the International Growth Fund.

•Vanguard provides investment advisory services to the FTSE Social Index Fund, the U.S. Sector Index Funds, the Extended Duration Treasury Index Fund, and the Mega Cap 300 Index Funds.

•Wellington Management Company, LLP, provides investment advisory services for a portion of assets in the U.S. Growth Fund.

•William Blair & Company, L.L.C., provides investment advisory services for a portion of assets in the U.S. Growth Fund.

The Trust previously employed one other firm as investment advisor:

•AllianceBernstein L.P. provided investment advisory services for a portion of assets in the U.S. Growth Fund from 2001 through September 2010.

For funds that are advised by independent third-party advisory firms unaffiliated with Vanguard, Vanguard hires investment advisory firms, not individual portfolio managers, to provide investment advisory services to such funds. Vanguard negotiates each advisory agreement, which contains advisory fee arrangements, on an arms-length basis with the advisory firm. Each advisory agreement is reviewed annually by each fund’s board of trustees, taking into account numerous factors, which include, without limitation: the nature, extent, and quality of the services provided; investment performance; and fair market value of services provided. Each advisory agreement is between the Trust and the advisory firm, not between the Trust and the portfolio manager. The structure of the advisory fees paid to each unaffiliated investment advisory firm is described in the following sections. In addition, each firm has established policies and procedures designed to address potential conflicts of interest. Each firm’s compensation structure and management of potential conflicts of interest is summarized by the advisory firm in the following sections for the period ended August 31, 2009 (August 31, 2010, for Wellington Management and Delaware Investments).

In the Investment Advisory Services section, under “I. Vanguard U.S. Growth Fund”, on page B-47, the first paragraph is replaced with the following:

Vanguard U.S. Growth Fund uses a multimanager approach. The Fund currently has three investment advisors: Delaware Investments, Wellington Management Company, LLP, and William Blair & Company, L.L.C.

Also under “I. Vanguard U.S. Growth Fund”, starting on page B-48, all references to AllianceBernstein are removed and the following is added:

A. Delaware Investments

Delaware Investments is an investment management firm and a series of Delaware Management Holdings, Inc. (DMHI). DMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group, Ltd., a Sydney, Australia-headquartered global provider of banking, financial, advisory, and investment services.

1. Other Accounts Managed

Jeffrey S. Van Harte co-manages a portion of Vanguard U.S. Growth Fund; as of August 31, 2010, the Fund had held assets of $3.5 billion. As of July 31, 2010, Mr. Van Harte also managed 25 other registered investment companies with total assets of $2.8 billion (advisory fees not based on account performance) and 59 other accounts with total assets of $6.3 billion (advisory fees based on account performance for five of these accounts with total assets of $579.7 million).

Christopher J. Bonavico co-manages a portion of Vanguard U.S. Growth Fund; as of August 31, 2010, the Fund had held assets of $3.5 billion. As of July 31, 2010, Mr. Bonavico also managed 31 other registered investment companies with total assets of $3.9 billion (advisory fees not based on account performance) and 67 other accounts with total assets of $6.5 billion (advisory fees based on account performance for five of these accounts with total assets of $579.7 million).

Christopher M. Ericksen co-manages a portion of Vanguard U.S. Growth Fund; as of August 31, 2010, the Fund had held assets of $3.5 billion. As of July 31, 2010, Mr. Ericksen also managed 21 other registered investment companies with total assets of $2.4 billion (advisory fees not based on account performance) and 58 other accounts with total assets of $5.9 billion (advisory fees based on account performance for five of these accounts with total assets of $471.3 million).

Daniel J. Prislin co-manages a portion of Vanguard U.S. Growth Fund; as of August 31, 2010, the Fund had held assets of $3.5 billion. As of July 31, 2010, Mr. Prislin also managed 31 other registered investment companies with total assets of $3.9 billion (advisory fees not based on account performance) and 66 other accounts with total assets of $6.5 billion (advisory fees based on account performance for five of these accounts with total assets of $579.7 million).

2. Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund, and the investment action for each other fund or account and the Fund may differ. For example, one account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one account and the Fund may adversely affect the value of securities held by another fund or account. In addition, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. Delaware Investments has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Five of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. Although Delaware Investments’ code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

3. Description of Compensation

Each portfolio manager’s compensation consists of the following:

Base Salary—Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus—Each named portfolio manager is eligible to receive an annual cash bonus, which is based upon quantitative and qualitative factors. Generally, of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk. The total amount available for payment of bonuses is based on the revenues associated with the products managed by the Focus Growth Team. The amount of this "bonus pool" is determined by taking a predetermined percentage of such revenues (minus appropriate expenses associated with this product and the investment management team).

Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The subjective portion of the pool is allocated to team members within the discretion of senior management.

The allocation of the remaining 50% of the pool is based upon objective factors. Performance is measured as a result of the team's standing relative to a large-cap growth composite of a nationally recognized publicly available database, for five successive calendar years. Performance rankings are in quartiles as follows: top quartile, second quartile, third quartile, and bottom quartile. An average is taken of the five-year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the "objective" portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, at the discretion of senior management.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Incentive Plan/Equity Compensation Plan—Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, and performance awards (collectively, "Awards") relating to the underlying shares of common stock of Delaware Investments U.S., Inc., pursuant to the terms of the Delaware Investments U.S., Inc., 2009 Incentive Compensation Plan (the "Plan") established on March 24, 2009. Since the establishment of the Plan, Awards are no longer granted under the Amended and Restated Delaware Investments U.S., Inc., Incentive Compensation Plan effective December 26, 2008, which was established in 2001.

The Plan was established in order to: assist Delaware Investments in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and Delaware Investments; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. Shares issued typically must be held for six months and one day, after which time the stockholder may put them back to the company, subject to any applicable holding requirements. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30, and December 31. The fair market value of shares of common stock underlying Awards granted on or after December 26, 2008, is determined by an independent appraiser utilizing an appraisal valuation methodology in compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder. The fair market value of shares of common stock underlying Awards granted prior to December 26, 2008, is determined by an independent appraiser utilizing a formula-based valuation methodology in compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder.

Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees.

4. Ownership of Securities

As of August 31, 2010, the portfolio managers did not own any shares of the Fund.

B. Wellington Management Company, LLP (Wellington Management)

Wellington Management is a Massachusetts private limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. The firm is owned by 107 partners, all fully active in the firm. Wellington Management is a professional investment counseling firm, that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

1. Other Accounts Managed

Andrew J. Shilling manages a portion of Vanguard U.S. Growth Fund; as of August 31, 2010, the Fund had held assets of $3.5 billion. As of August 31, 2010, Mr. Shilling also managed four other registered investment companies with total assets of $1.4 billion (advisory fees not based on account performance), seven other pooled investment vehicles with total assets of $1.6 billion (advisory fees not based on account performance), and 33 other accounts with total assets of $5.6 billion (advisory fee based on account performance for one of these accounts with total assets of $147.4 million).

2. Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

3. Description of Compensation

Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Advisory Agreement between Wellington Management and the Trust on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information is as of August 31, 2010.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager, who is a partner of Wellington Management, is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by the Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the net pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the Russell 1000 Growth Index over one- and three-year periods, with an emphasis on three-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Shilling is a partner of the firm.

4. Ownership of Securities

As of August 31, 2010, Mr. Shilling did not own any shares of the Fund.

C. William Blair & Company, L.L.C. (William Blair & Company)

Also under “I. Vanguard U.S. Growth Fund,” the following is added to “Other Accounts Managed” for William Blair & Company on page B-49:

James Golan co-manages a portion of Vanguard U.S. Growth Fund; as of August 31, 2010, the Fund held assets of $3.5 billion. As of August 31, 2010, Mr. Golan also managed two other registered investment companies with total assets of $106.4 billion (advisory fee based on account performance for one of these accounts with total assets of $80.2 million) and 24 other accounts with total assets of $284.7 million (advisory fees not based on account performance).

Tracy McCormick co-manages a portion of Vanguard U.S. Growth Fund; as of August 31, 2010, the Fund held assets of $3.5 billion. As of August 31, 2010, Ms. McCormick also managed two other registered investment companies with total assets of $106.4 billion (advisory fee based on account performance for one of these accounts with total assets of $80.2 million) and 76 other accounts with total assets of $441.9 million (advisory fees not based on account performance).

Also under “I. Vanguard U.S. Growth Fund,” the following is added to “Ownership of Securities” for William Blair & Company on page B-50:

As of August 31, 2010, Mr. Golan owned shares of the U.S. Growth Fund within the $50,001–$100,000 range.

As of August 31, 2010, Ms. McCormick owned shares of the U.S. Growth Fund within the $100,001–$500,000 range.

In the Investment Advisory Services section, “IV. Duration and Termination of Investment Advisory Agreements” on page B-56 is replaced with the following:

The initial investment advisory agreements with Delaware Investments and Wellington Management for Vanguard U.S. Growth Fund are binding for a two-year period. At the end of that time, the agreements will become renewable for successive one-year periods, as described below.

The current investment advisory agreement with William Blair & Company for Vanguard U.S. Growth Fund and each advisor for Vanguard International Growth Fund is renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund’s outstanding voting securities.

An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days’ written notice to the advisor (sixty (60) days’ for Schroders), (2) by a vote of a majority of the Fund’s outstanding voting securities upon 30 days’ written notice to the advisor (sixty (60) days’ for Schroders), or (3) by the advisor upon ninety (90) days’ written notice to the Fund.

Vanguard provides at-cost investment advisory services to Vanguard FTSE Social Index Fund, Vanguard Extended Duration Treasury Index Fund, Vanguard U.S. Sector Index Funds, and Vanguard Mega Cap 300 Index Funds, pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

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